September 2022 Corporate Presentation Advancing Medicines for Female Cancers

Forward Looking Statement Except for statements of historical fact, any information contained in this presentation may be a forward-looking statement that reflects the Company’s current views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause events or the Company’s actual activities or results to differ significantly from those expressed in any forward-looking statement. In some cases, you can identify forward-looking statements by terminology such as “may”, “will”, “should”, “plan”, “predict”, “expect,” “estimate,” “anticipate,” “intend,” “goal,” “strategy,” “believe,” “could”, “would”, “potential”, “project”, “continue” and similar expressions and variations thereof. Forward-looking statements may include statements regarding the Company’s business strategy, cash flows and funding status, potential growth opportunities, clinical development activities, the timing and results of preclinical research, clinical trials and potential regulatory approval and commercialization of product candidates. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company cannot guarantee future events, results, actions, levels of activity, performance or achievements. 2 Context Therapeutics Inc. - Sept. 2022 These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described under the heading “Risk Factors” in documents the Company has filed with the SEC. These forward-looking statements speak only as of the date of this presentation and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof. Certain information contained in this presentation may be derived from information provided by industry sources. The Company believes such information is accurate and that the sources from which it has been obtained are reliable. However, the Company cannot guarantee the accuracy of, and has not independently verified, such information. Trademarks: The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products.

Context Therapeutics Overview Context Therapeutics Inc. - Sept. 20223 Executive Summary Focus on Women’s Oncology → Unmet clinical need in breast, ovarian, and endometrial cancers ONA-XR oral PR antagonist → ONA-XR is novel, potentially first-in-class progesterone receptor (PR) antagonist → Q4 2022 expected initiation of Phase 1b/2 ELONA trial to evaluate elacestrant (oral SERD) plus ONA-XR → Q4 2022 expected preliminary data from three ongoing Investigator-Sponsored Trials (IST) CLDN6 x CD3 bispecific antibody → Claudin 6 (CLDN6) is uniquely expressed in certain adult and pediatric cancers → Developing a highly selective CLDN6 x CD3 bispecific antibody → On track for Candidate selection in Q4 2022 and IND submission in Q1 2024 Cash Guidance → Expected cash runway into Q1 2024

Pipeline Executive Summary (1) Tyligand Biosciences Ltd licensed rights to ONA-XR in China, HK, Macau * Investigator Sponsored Trial Cancer Clinical Indication Research Phase 1 Phase 2 Phase 3 Key Anticipated Milestones FDA Fast Track ONA-XR (PR antagonist)1 Breast Cancer 2L/3L ER+,PR+,HER2- Combination w/ elacestrant • Initiate Q4 2022 • Phase 1b data Q4 2023 2L/3L ER+,PR+,HER2- Combination w/ fulvestrant • Preliminary data Q4 2022 Ovarian Cancer Recurrent PR+ Granulosa Cell Combination w/ anastrozole • Preliminary data Q4 2022 Endometrial Cancer Recurrent PR+ Endometrioid Combination w/ anastrozole • Preliminary data Q4 2022 CLDN6xCD3 bispecific antibody Ovarian & Endometrial Cancer • Candidate selection Q4 2022 • IND submission Q1 2024 Phase 1b/2 ELONA Trial *Phase 1b/2 SMILE Trial *Phase 2 Trial *Phase 2 Trial Context Therapeutics Inc. - Sept. 20224

ONA-XR Progesterone Receptor Antagonist 5 Context Therapeutics Inc. - Sept. 2022

Onapristone Extended Release (ONA-XR) Context Therapeutics Inc. - Sept. 20226 ONA-XR Mechanism of Action → Onapristone is a progesterone receptor (PR) antagonist that suppresses PR oncogenic signaling → PR oncogenic signaling is associated with breast, ovarian, and endometrial cancer → Onapristone is the only known clinical-stage full PR antagonist Dosing and Administration → ONA-XR is an extended-release (XR) tablet form of onapristone (ONA) → 50 mg administered orally twice per day Historical Clinical Data → Onapristone generated a 56% ORR and a 17.5 DoR in patients with advanced or metastatic 1L ER+,PR+,HER2- breast cancer; however, transient liver enzyme elevations were noted1 → ONA-XR was developed to mitigate the risk of liver enzyme elevations2,3 Ongoing and Planned Clinical Trials → Over 150 patients dosed to date with no cases of drug-related liver enzyme elevations → Support ongoing Investigator-Sponsored Trials (ISTs) → Initiate Phase 1b/2 combination clinical trial to evaluate elacestrant (oral SERD) plus ONA-XR Intellectual Property → IP protection through at least 2034 assuming no additional patent filings or patent term extensions → ONA-XR is a New Chemical Entity (NCE) 1 Robertson et al., J Eur Cancer, 1999 2 Cottu et al., PLOS One, 2019 3 Lewis et al., Drug Safety, 2020

Clinical Development Strategy Blocking cancer growth by combining antiestrogen and antiprogestin therapies Context Therapeutics Inc. - Sept. 20227 ONA-XR Cell Survival Stemness Immune EvasionProliferation Estrogen Progesterone Cancer Driver Stimulus Cancer Growth and MetastasisOutcome Antiestrogens aromatase inhibitors, SERM, SERCA, injectable SERD, oral SERD Antiprogestin ONA-XRT T

ONA-XR Evaluation in Breast Cancer Clinical Trials 8 Context Therapeutics Inc. - Sept. 2022 Breast Cancer Treatment Line Context Trial Design Clinical Collaborator Treatment Trial Status PR+ Patients (US)1 Medical Need Adjuvant (after primary disease treatment) Window of Opportunity ONA-XR Completed; Data presented at SABCS ‘21 >>250,000 Enhance antiestrogen potency First-Line Metastatic 1L ER+,PR+,HER2- (ctDNAhigh) ONA-XR + palbociclib + letrozole Enrolling patients ~56k Treat patients who are at high risk of early progression Second / Third Line Metastatic 2L/3L ER+,PR+,HER2- (post-CDK4/6i) ONA-XR + elacestrant Q4 2022 initiation ~35k Improve response rate and progression free survival Second / Third Line Metastatic 2L/3L ER+,PR+,HER2- (post-CDK4/6i) ONA-XR + fulvestrant Enrolling patients ~35k Improve response rate and progression free survival ONA-XR (1) Secondary epidemiologic estimates, 2020 estimates Developing ONA-XR as an Add-on to Antiestrogen Therapy Across Treatment Lines

ONA-XR Evaluation in Gynecologic Clinical Trials 9 Context Therapeutics Inc. - Sept. 2022 Cancer Context Trial Design Clinical Collaborator Trial Status PR+ Patients (US)1 Standard of Care (SOC) Medical Need Recurrent Endometrial Combination with anastrozole in PR+ patients Enrolling Patients ~25k Lenvima + Keytruda Limited treatment options after recurrence Recurrent Granulosa Cell Tumor of Ovary Combination with anastrozole in PR+ patients Monotherapy Phase Complete; Combination Study Enrolling Patients ~5k Physician’s Choice No FDA approved products in recurrent setting ONA-XR Developing ONA-XR as an Add-on to Antiestrogen Therapy Across Gynecologic Cancers (1) Secondary epidemiologic estimates, 2020 estimates

Elacestrant + ONA-XR Combination Clinical Trial Clinical Trial Collaboration with Menarini 10 Context Therapeutics Inc. - Sept. 2022

Rationale for Clinical Trial Collaboration • Elacestrant is the first oral SERD to show positive Ph 3 top line results1 • Priority Review and assigned a PDUFA date of February 17, 2023 • Potential to enhance elacestrant clinical activity in metastatic breast cancer • Establish clinical proof of concept for ONA-XR combination therapy with oral SERD class • ONA-XR is the most complete PR antagonist in clinical development2 • ONA-XR tolerability profile makes it a potentially ideal combination agent3 • Desire to clinically validate combination of ONA-XR with new oral SERDs Menarini Clinical Trial Collaboration Context Therapeutics Inc. - Sept. 202211 (1) “Positive EMERALD Trial Results for Elacestrant Presented at San Antonio Breast Cancer Symposium 2021.” Menarini Group, 8 Dec. 2021. Press release (2) Afhuppe, J. Steroid Biochem. Mol. Biol. 2009, 105; Afhuppe, J. Steroid Biochem. Mol. Biol. 2010, 45 (3) Lewis, J. Drug Safety 2020 Clinical Trial Collaboration and Supply Agreement • Phase 1b/2 study of ELacestrant in combination with ONApristone in patients with advanced or metastatic ER+,PR+,HER2- breast cancer (ELONA trial) • Context will sponsor the clinical trial and Menarini will supply elacestrant at no cost • Context and Menarini will form a Joint Development Committee to review the clinical trial results Elacestrant + ONA-XR

Phase 1b/2 (ELONA Trial) – Designed to Evaluate Combination Efficacy and Tolerability • Indication: ER+,PR+,HER2- advanced or metastatic breast cancer • Study: Phase 1b (n=12-28) / Phase 2 (n=45) • Primary Endpoint: overall response rate (ORR) • Secondary Endpoint: progression free survival (PFS), clinical benefit rate (CBR) • Sites: US only, 16-19 sites Menarini Clinical Trial Collaboration Context Therapeutics Inc. - Sept. 202212 Patient Population • Prior therapy with CDK4/6 inhibitor required • No prior chemotherapy in metastatic setting permitted • ≥ 50% of patients will have ESR1 mutation Phase 1b • Dose escalation • 12-28 patients • 4 cohorts Phase 2 • ~45 patients

CLDN6xCD3 Bispecific Antibody Program 13 Context Therapeutics Inc. - Sept. 2022

Claudin (CLDN) Proteins • Tight junctions (TJ) regulate cell barrier and permeability • CLDN proteins constitute a structural core of TJ, along with junction adhesion molecule (JAM) and occludin • Over 20 CLDN proteins have been characterized • Dysregulation of CLDN protein expression and function occurs in multiple diseases, including cancer CLDN6xCD3 Bispecific Antibody Program Context Therapeutics Inc. - Sept. 202214 1 Otani, Trends in Cell Biology, 2020 Tight Junction Structure1

Many CLDN Proteins are Associated with Disease CLDN6xCD3 Bispecific Antibody Program Context Therapeutics Inc. - Sept. 202215 Human CLDN Family Tree CLDN6 shares significant homology with CLDN3, 4, 9 CLDN Disease Reference CLDN 1 Colitis, skin permeability Bhat 2016, Furuse 2001 CLDN 2 Colorectal cancer, IBD Barrett 2020, Dhawan 2011 CLDN 3 Psoriasis, ovarian cancer Sikora 2019, Oh 2021 CLDN 4 Diabetes, ovarian cancer Li 2014, Stewart 2006 CLDN 5 Cerebral edema, depression Menard 2017, Matsumoto-Okazaki 2012 CLDN 6 Multiple cancers Antonelli 2011, Reinhard 2020, Ushiku 2012 CLDN 7 Colon cancer Xu 2021 CLDN 9 Hearing loss Nakano 2009, Ramzan 2021 CLDN 11 Myelin dysfunction Maheras 2018, Riedhammer 2021 CLDN 14 Kidney stones, hearing loss Thorleifsson 2009, Wilcox 2001 CLDN 15 Celiac disease Schumann 2012 CLDN 16 Hypercalcinuria Simon 1999 CLDN 17 Renal dysfunction Adil 2022 CLDN 18.2 Gastric cancer Nimi 2001 CLDN 19 Renal dysfunction, vision loss Adil 2022, Wang 2019 CLDN9 CLDN6 CLDN4 CLDN3 CLDN5 CLDN8 CLDN17 CLDN2 CLDN14 CLDN20 CLDN7 CLDN1 CLDN19 CLDN34 CLDN12 CLDN23 CLDN16 CLDN24 CLDN22 CLDN25 CLDN18 CLDN11 CLDN15 CLDN10

CLDN6 is an Emerging Oncology Target CLDN6xCD3 Bispecific Antibody Program Context Therapeutics Inc. - Sept. 202216 CLDN6 is a tumor-specific protein that is present at high surface density across adult and pediatric cancers1 CLDN6 selectivity is required to avoid off-target liabilities identified in murine knockout studies with CLDN3 (pancreas), CLDN4 (kidney, pancreas), and CLDN9 (ear, gut) BioNTech’s BNT211 establishes Proof of Concept for CLDN6 immunotherapy: • 5 of 10 (50% ORR) patients who received BNT211 (CLDN6 CAR-T) + CARVac (CLDN6 mRNA vaccine) showed a partial response in an ongoing Ph 1 study in CLDN6+ solid tumors • Elevated transaminase and lipase were noted side effects2 1 Faber MS, et al. Bispecific claudin-6 x CD3 antibodies AACR Annual Meeting; 2021; Virtual. Abstract 1860 2 Haanen JB, et al. BNT211: A Phase I trial. ESMO Annual Meeting; 2022; Paris, France. LBA38

CLDN6 Prevalence in Cancer CLDN6xCD3 Bispecific Antibody Program Context Therapeutics Inc. - Sept. 202217 Cancer Prevalence (IHC, RNAseq) Reference Testicular 95% Reinhard 2020 Ovarian 54-55% Reinhard 2020, Wang 2013 Gastric 13-55% Gao 2013, Kohmoto 2020, Lin 2013 NSCLC 6.5-50% Micke 2014, Reinhard 2020, Soini 2022, Wang 2015 Malignant Rhabdoid (AT/RT and non-CNS) 29-44% Antonelli 2011, Sullivan 2012 Breast 2-41% Jia 2019, Reinhard 2020, Yafang 2011 Endometrial 20-31% Kojima 2020, Reinhard 2020, Ushiku 2012 Glioma 21% Antonelli 2011 Bladder 2-8% Reinhard 2020, Ushiku 2012 SCLC 2% Reinhard 2020

CLDN6xCD3 Bispecific Antibody Program Context Therapeutics Inc. - Sept. 202218 CLDN6xCD3 Bispecific Antibody Program We have developed a library of CLDN6xCD3 bispecifics • Explored a range of bispecific frameworks, CLDN6 sequences, and CD3 sequences • Comparator bispecifics generated for benchmarking • Candidate selection on track for Q4 2022 Rucker et al., Development of CLDN6 bispecific antibodies for treatment of ovarian cancer, AACR 2022

Our Antibodies Display High Selectivity for CLDN6 CLDN6xCD3 Bispecific Antibody Program Context Therapeutics Inc. - Sept. 202219 Benchmark = IMAB027 Rucker et al., Development of CLDN6 bispecific antibodies for treatment of ovarian cancer, AACR 2022 Key Takeaways • Benchmark (IMAB027) exhibits off-target binding to CLDN9 • 1st generation Context mAb (IM301, IM302) exhibit high CLDN6 selectivity • 2nd generation Context mAb (data not shown) exhibit even greater CLDN6 selectivity than IM301 and IM302

CLDN6xCD3 Bispecific Antibody Library CLDN6xCD3 Bispecific Antibody Program Bispecific antibodies retain high CLDN6 specificity T-cell Dependent CytotoxicityCLDN9 Reactivity Bispecifics induce robust T-cell dependent cytotoxicity Rucker et al., Development of CLDN6 bispecific antibodies for treatment of ovarian cancer, AACR 2022 Bispecific Formats Benchmark (IMAB027) Context Therapeutics Inc. - Sept. 202220

Corporate 21 Context Therapeutics Inc. - Sept. 2022

Context Therapeutics Inc. - Sept. 202222 Corporate Experienced Leadership Team • Experienced team with deep oncology experience • Our CMO led the clinical development of multiple blockbuster drugs for female cancers, including Kisqali, Arimidex, and Afinitor • Our management team is supported by a Board with strong public company operating and governance experience Focus on Execution Martin Lehr CEO and Director Tarek Sahmoud, MD, PhD Chief Medical Officer Alex Levit, Esq Chief Legal Officer Jennifer Minai, CPA Chief Financial Officer Chris Beck, MBA SVP Operations Priya Marreddy, MS VP Clinical Operations

Recent and Key Anticipated Milestones ONA-XR 1H 2022 2H 2022 2023 2024 Breast – AACR preclinical update Breast – ELONA trial initiation Breast – ELONA trial Phase 1b data Breast – 2L/3L (post-CDK4/6) Phase 2 preliminary data Endometrial – Phase 2 preliminary data Granulosa Cell – Phase 2 preliminary data Context Therapeutics Inc. - Sept. 202223 Corporate Claudin 6 1H 2022 2H 2022 2023 2024 Candidate selection IND submission

Corporate Investment Highlights Female Cancers Large Unmet Need Progesterone Receptor and Claudin 6 High-Value Targets Multiple Data Readouts in Q4 2022 Near-Term Milestones Deep Domain Experience, Track Record of Success Strong Team Expected Cash Runway into Q1 2024 Financial Strength Context Therapeutics Inc. - Sept. 202224

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